Exhibit 99.2

Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; and (ix) future terrorist attacks.

AGENDA Restatement Second Quarter 2004 Financial Highlights Segment Information Operations Review Updated Guidance Q&A

Restatement Treaties Affected & Profit Share Amounts 2003 Quota Share--$5.4mm pre-tax; $3.5mm after-tax 2003 Catastrophe Treaty--$7.3mm pre-tax; $4.7mm after-tax Timing of Profit Recognition Throughout term of contract Other time (commutation, termination, non-renewal) Procurement Process External Experts (Auditors, Reinsurance Brokers, Attorneys) Company personnel reviews purchases

Three Months Ended 6/30/04 and 6/30/03 Highlights ($ in millions, except per share data) Restated for recognition of profit commissions due to the Company under two reinsurance contracts whereby net earned premiums were increased by $1.9 million, net income by $1.2 million, and diluted earnings per share were increased by $0.06 during the second quarter of 2003. June 30, 2004 June 30, 2003 Change Gross Written Premiums $280.4 $210.9 33.0% Net Earned Premiums $189.6 $123.3 (1) 53.8% Net Investment Income $10.8 $9.4 14.9% Net Income $26.7 $4.9 (1) 444.9% After Tax Net Realized Investment Loss $0.7 $0.4 Loss & LAE Ratio 56.6% 74.6% Expense Ratio 27.0% 25.8% Combined Ratio 83.6% 100.4% Diluted Earnings Per Share $1.15 $0.22 422.7% After Tax Realized Investment Loss Per Share $0.03 $0.02 Weighted Average Shares & Share Equivalents Outstanding 23,193,186 22,567,004

Second Quarter Highlights For the Three Months % Ended June 30, Increase 2004 2003 (Decrease) Net Operating Income ........................................ $27.4 $5.3 416.9% A-T Realized Investment Losses.............................. $0.7 $0.4 Net Income....................................................... $26.7 $4.9 444.9% Diluted Operating Earnings Per Share................... $1.18 $0.24 391.7% A-T Realized Investment Losses Per Share.............. $0.03 $0.02 Diluted Earnings Per Share.................................. $1.15 $0.22 422.7% Net Loss and Loss Adjustment Expense Ratio.......... 56.6% 75.4% Acquisition and Underwriting Expense Ratio.......... 27.0% 26.1% Combined Ratio 83.6% 101.5% (in millions, except per share data)

Second Quarter Highlights As of, June 30, December 31, % 2004 2003 Increase Total Shareholders' Equity .......................... $596.3 $545.6 9.3% Book Value per Share.................................. $26.82 $24.79 8.2% Shares Outstanding.................................... 22,230,782 22,007,552 0.1% (in millions, except share and per share data)

Six Months Ended 6/30/04 and 6/30/03 Highlights ($ in millions, except per share data) Restated for recognition of profit commissions due to the Company under two reinsurance contracts whereby net earned premiums were increased by $1.9 million, net income by $1.2 million, and diluted earnings per share were increased by $0.06 during the second quarter of 2003. June 30, 2004 June 30, 2003 Change Gross Written Premiums $532.8 $404.2 31.8% Net Earned Premiums $361.0 $271.7 (1) 32.9% Net Investment Income $20.8 $19.2 8.3% Net Income $53.4 $18.1 (1) 195.0% After Tax Net Realized Investment Gain (Loss) $0.5 $(1.2) Loss & LAE Ratio 56.4% 67.5% Expense Ratio 27.3% 28.9% Combined Ratio 83.7% 96.4% Diluted Earnings Per Share $2.31 $0.80 188.7% After Tax Realized Investment Gain (Loss) Per Share $0.02 $(0.05) Weighted Average Shares & Share Equivalents Outstanding 23,172,233 22,360,513

Six Months Ended 6/30/04 Highlights For the Six Months % Ended June 30, Increase 2004 2003 (Decrease) Net Operating Income ........................................ $52.9 $19.3 174.1% A-T Realized Investment Gains (Losses)................... $0.5 $(1.2) Net Income....................................................... $53.4 $18.1 195.0% Diluted Operating Earnings Per Share................... $2.29 $0.85 169.4% A-T Realized Investment Gains (Losses) Per Share... $0.02 $(0.05) Diluted Earnings Per Share.................................. $2.31 $0.80 188.8% Net Loss and Loss Adjustment Expense Ratio.......... 56.4% 67.5% Acquisition and Underwriting Expense Ratio.......... 27.3% 28.9% Combined Ratio 83.7% 96.4% (in millions, except per share data)

Gross Written Premiums by Segment

(in millions)

Segment	For the Six Months Ended June 30, 2004	2003	% Increase
Commercial Lines	$373.7	$275.1	35.8%
Specialty Lines	93.8	78.4	19.6%
Personal Lines	65.3	50.7	28.8%
Total	$532.8	$404.2	31.8%

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Commercial Lines Segment 70.1% of 2004 GWP 75% 3 to 5 year growth potential Gross Written Premiums 1998 1999 2000 2001 2002 2003 YTD 6/30/03 YTD 6/30/04 Commercial Auto 85.7 89.4 81.6 85 71.7 76.1 26.8 54.7 Commercial Package 79.1 90 136.6 207.8 364.6 535.6 224.9 290.9 Specialty Property 1.1 21.6 21.3 23.2 36.7 50.6 23.4 28.1 $165.9 $201.0 $239.5 $316.0 4 Year CAGR 23.7% 5 Year CAGR 46.6% 5 Year CAGR -2.4% (in millions) $662.3 $473.0 $373.7 $275.1

Specialty Lines Segment 1998 1999 2000 2001 2002 2003 YTD 6/30/03 YTD 6/30/04 30.4 48.5 68.2 79.3 110.2 154.1 78.4 93.8 17.6% of 2004 GWP 75% 3 to 5 year growth potential CAGR 1998-2003 = 38.4% Gross Written Premiums (Professional Liability) (in millions)

Gross Written Premiums 1999 2000 2001 2002 2003 YTD 6/30/03 YTD 6/30/04 $54.2 $78.3 12.3% of 2004 GWP 50% 3 to 5 year growth potential Personal Lines $25.4 4 year CAGR 57.2% 4 year CAGR 39.6% 4 year CAGR 31.9% (in millions) $80.5 $89.6 $50.7 $65.3

Gov't. 0.2 Corp. Bonds 17.5 Common Stock 8 All Other 1 Cash Equivalents 6.2 Municpal Bonds 37 CMO 2.9 MBS 12.8 Other Structured Securities 10 Agency Bonds 4.4 High Quality Investment Portfolio Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of June 30, 2004 Portfolio market value - $1,413.8mm Fixed income securities Average lowest rating AA+ Portfolio duration 4.1 years 4.7% taxable equivalent yield Quality long-term growth stocks 6.2% 10.0% 37.0% 8.0% All Other 1.0% 4.4% Agency Bonds 17.5% MBS Government Bonds 0.2% 2.9% 12.8% CMO Other Structured Securities

Net Investment Income 1999 2000 2001 2002 2003 YTD 6/30/03 YTD 6/30/04 20.7 25.8 32.4 37.5 38.8 19.2 20.8 (in millions) 4 Year CAGR: 17.0% Effective Tax Rate 25.7% 27.0% 30.1% 28.3% 23.4% 25.4% 20.6%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 95.6% Specialty Lines - 96.3% Personal Lines - 93.6% Rate Increases Commercial Lines - 2.3% (Q/Q); 3.3% (Y/Y) Specialty Lines - 3.1% (Q/Q); 2.6% (Y/Y) Personal Lines - 10.1% (Q/Q); 11.5% (Y/Y) New Business Growth (Count), excluding Personal Lines 2Q: 03 - 6,461 2Q: 04 - 7,247 12.2% increase

Selected Operating Statistics Preferred Agents Total GWP Growth - $13.0 million (Y/Y); 13.2% increase Renewal Retention (Quoted) - 85.3% New Business 2004 - $23.2 million GWP; 15.5% increase Employee Statistics Totals 06/30/04 943 17.9% increase 06/30/03 800 Total GWP Per Employee 2004 vs. 2003 2004 $1.1 million 10.0% increase 2003 $1.0 million

Drivers of Future Growth National presence - 36 offices / Mixed marketing New product offerings -Sports & Fitness Niche Disruption in the industry Insolvencies ? Rating downgrades ? Mergers Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

Updated Guidance Revised 2004 Operating EPS Range: $4.35 - $4.55 Organic Growth - 15% to 25% Renewal retention levels consistent with prior periods Continued price moderation/increased competition Slightly improving investment environment

Philadelphia Consolidated Holding Corp. Founded 1962